LKCM FUNDS
SUMMARY PROSPECTUS
May 1, 2026

LKCM Small-Mid Cap Equity Fund
(LKSMX)
Before you invest, you may want to review the LKCM Small-Mid Cap Equity Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated May 1, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, SAI, reports to shareholders, and other information about the Fund online at www.lkcmfunds.com. You can also get this information at no cost by calling 1-800-688-LKCM or by sending an e-mail request to info@lkcmfunds.com.
Investment Objective:  The Fund seeks to maximize long-term capital appreciation.
Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The Fund does not impose any sales charges in connection with purchases and sales of Fund shares.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.56%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.32%
Fee Waiver and/or Expense Reimbursement(2)	-0.31%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.01%

(1)    Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other investment companies, including money market funds. The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund differ from the Ratio of Expenses to Average Net Assets before and after expense waiver and/or reimbursement found within the “Financial Highlights” section of the Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)     Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through May 1, 2027 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.00% per annum (excluding any interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds (“Acquired Fund Fees and Expenses”), and extraordinary expenses). The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.
Example
The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2027). Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$103	$388	$694	$1,563
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies. The Fund primarily chooses investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Small-mid capitalization companies are those with market capitalizations at the time of investment between $2 billion and $20 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. From time to time, in pursuing its investment strategies, the Fund may hold a significant percentage of its investments in specific sectors of the economy.
The Fund seeks to invest in the equity securities of high quality companies, as determined by the Adviser, that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation. These equity securities primarily consist of common stocks, American Depositary Receipts (“ADRs”), and real estate investment trusts (“REITs”).
Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and make comparisons with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
• Cybersecurity Risk  – The Fund, its service providers, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders.Operational risks arising from, among other things, human or processing errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact with the Fund, and result in financial losses. Cybersecurity incidents may allow unauthorized parties to gain access to or misappropriate Fund assets, shareholder data, or confidential or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. In addition, authorized persons could inadvertently release Fund shareholder data or confidential or proprietary information stored on the Fund’s systems. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Portfolio companies in which the Fund invests are also exposed to various risks related to cybersecurity incidents, and the value of the Fund’s investments in such portfolio companies could be adversely impacted in the event any such cybersecurity incidents occur. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests.
•Equity Securities Risk – The Fund invests in equity securities and therefore is subject to investment risk, issuer risk, market risks and significant fluctuations in value in response to changes in a company’s financial condition as well as general market, economic and political conditions, and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be sensitive to rising interest rates, which increase borrowing costs and the costs of capital for the issuer. Equity securities are generally subordinate to an issuer’s debt in the event of liquidation or bankruptcy. The Fund’s investments in equity securities primarily consist of ADRs, common stocks, and REITs.
•ADRs – Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, capital restrictions, less government regulation, less publicly available information, less liquidity, increased price volatility, and differences in financial reporting standards. ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading. Investing in such securities may expose the Fund to additional risk.
•Common Stock – The value of an issuing company’s common stock may rise or fall as a result of factors affecting the issuing company, other companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.
•REITs – Investments in REITs are subject to the risks associated with investing in the real estate industry, adverse governmental actions, regulatory limitations on rents and operating expenses, declines in property and real estate values, risks related to general and local economic conditions, increases in property taxes and operating expenses, overbuilding, changes in interest rates, liabilities resulting from environmental problems, and the potential failure of a REIT to qualify for federal income-tax-free “pass-through” of net income and net realized gains that are distributed to shareholders and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, and may not be diversified geographically or by property or tenant type. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses when investing in REITs.
•Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending or the financial markets overall and result in lower values for securities held by the Fund. If Fund investments do not keep pace with inflation, the present value of Fund assets and the value of Fund distributions could decline.
•Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

• Market Risk – The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries, companies and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Geopolitical and other events, including tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East and in eastern Asia, could affect the economies of many countries including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors. Trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. In addition, policy changes by the U.S. government, the U.S. Federal Reserve and/or foreign governments and political and economic changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown, threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, and the shutdown of certain financial institutions, may cause increased volatility in financial markets, affect investor and consumer confidence and adversely impact the broader financial markets and economy, perhaps suddenly and to a significant degree. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, the imposition of tariffs, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could reverse or stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance. Changes in value may be temporary or may last for extended periods. Regulators in the U.S. have adopted a number of changes to regulations affecting markets and issuers, some of which apply to the Fund. Due to the broad scope of the regulations being adopted, certain of these changes, which may be revised or rescinded, could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
•Redemption Risk – The Fund may experience periods of significant redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Significant redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may require the Fund to realize net capital gains, which could require the Fund to make substantial capital gains distributions to shareholders.
•Sector Weighting Risk – The Fund may focus its investments in particular sectors of the economy. To the extent the Fund emphasizes investments in particular sectors of the economy, the Fund will be subject to a greater degree of risks particular to those sectors. Market conditions, interest rates, and economic, regulatory, financial or geopolitical developments could significantly affect securities in particular sectors. Depending on the weightings of the Fund’s investments in particular sectors, the Fund may have increased exposure to price movements of securities in those sectors.
•Security Selection Risk – Securities selected by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry or sector, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage or credit deterioration, litigation or regulatory issues, or a decline in the value of the issuer’s business and assets.
•Small and Mid Cap Companies Risk – The Fund invests in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies. Small and mid capitalization companies may also have narrower commercial markets and more limited operating histories, product lines, and managerial and financial resources than larger, more established companies. Small and mid capitalization companies may be more sensitive to changes in interest rates, borrowing costs and earnings. Stocks of these companies may trade less frequently and in more limited volume than stocks of large capitalization companies. As a result, the securities of small and mid capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In general, these risks are greater for small capitalization companies than for mid capitalization companies.
Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index, an additional market index with characteristics that are similar to those of the Fund, and an index of funds with similar investment objectives. The

Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.
Calendar Year Returns as of 12/31

40%
30%
20%
10%
0%
-10%
-20%
-30%
1.17%
24.13%
-8.89%
31.05%
30.66%
15.37%
-22.12%
25.76%
15.64%
5.28%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
34.18%	2nd quarter, 2020
-26.29%	1st quarter, 2020
Average Annual Total Returns for Periods Ended December 31, 2025

	1 Year	5 Years	10 Years
Return Before Taxes	5.28%	6.59%	10.42%
Return After Taxes on Distributions	3.79%	5.14%	8.02%
Return After Taxes on Distributions and Sale of Fund Shares	4.21%	4.96%	7.79%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	11.91%	7.26%	10.40%
Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	7.14%	7.93%	9.63%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
Investment Adviser:  Luther King Capital Management Corporation.
Portfolio Managers:

Name	Title	Experience with the Fund
Daniel C. Downes, CFA, CPA	Principal, Vice President, Portfolio Manager and Analyst	Since 2021
J. Luther King, Jr., CFA	Principal, President and Portfolio Manager	Since Inception in 2011
Mason D. King, CFA	Principal, Vice President, Portfolio Manager and Analyst	Since 2017
Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, MO 64105-1307), or by telephone at 1-800-688-LKCM. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions normally will only occur on days the New York Stock Exchange is scheduled to be open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of

Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $500.
Tax Information:  The Fund’s distributions are taxable to you and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and/or other services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.